                                                        Registered no:  0265981


                                                                   Exhibit 99.3








                         PISMO LIMITED
                         Non statutory financial statements
                         for the year ended 31 March 1998

PISMO LIMITED

Non statutory financial statements
for the year ended 31 March 1998







                                               Pages
                                               -----

Report of the auditors.......................    1


Profit and loss account......................    2


Balance sheet................................    3


Cash flow statement..........................  4 - 6


Notes to the financial statements............  7 - 15


PISMO LIMITED
Directors and advisers




Directors                                  Registered Auditors

A Tout (Chairman)                          Coopers & Lybrand
R Leach                                    1 Embankment Place
M B Kennedy                                LONDON
D P Whithall                               WC2N 6NN



Secretary and registered office


A Tout
50/54 Beak Street
LONDON
W1R 3DH

PISMO LIMITED

Report of the auditors to the members of PISMO LIMITED

We have audited the accompanying consolidated balance sheet of Pismo Limited and its subsidiaries as of 31 March 1998 and the related consolidated profit and loss account and cash flow statement all expressed in pounds sterling. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with United Kingdom Auditing Standards which do not differ in any significant respect from United States generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examination, on a test basis, of evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

In our opinion such consolidated financial statements present fairly, in all material respects, the financial position of Pismo Limited and its subsidiaries as of 31 March 1998 and the profit and cash flow for the year ended 31 March 1998, in conformity with accounting principles generally accepted in the United Kingdom.






/s/Coopers & Lybrand
Chartered Accountants and Registered Auditors
London
22 May, 1998

                                                                              2
PISMO LIMITED
Consolidated profit and loss account
for the year ended 31 March 1998



                                                                                                    Audited
                                                                                     Notes
                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
Turnover                                                                                2

4,309,694
Cost of sales                                                                                    (2,180,829)
                                                                                         -------------------

Gross profit                                                                                      2,128,865
Distribution costs                                                                                 (845,912)
Administrative expenses                                                                            (736,527)
Other operating income                                                                              300,000
                                                                                         -------------------

Operating profit                                                                                    846,426
Interest receivable                                                                     6            29,935
Interest payable and similar charges                                                    7           (15,432)
                                                                                         -------------------

Profit on ordinary activities before taxation                                                       860,929
Tax on profit on ordinary activities                                                    8          (274,601)
                                                                                         -------------------

Profit on ordinary activities after taxation                                                        586,328
Dividends                                                                               9        (1,125,000)
                                                                                         -------------------

Retained loss for the financial year                                                               (538,672)
                                                                                         -------------------
                                                                                         -------------------

Earnings per ordinary share                                                                           44.76
                                                                                         -------------------
                                                                                         -------------------




All of the activities of the company are classed as continuing.

The company has no recognised gains or losses other than the results for the year as set out above, and therefore no separate statement of total recognised gains and losses has been presented.

There is no difference between the profit on ordinary activities before taxation and the retained profit for the year stated above, and their historical cost equivalents.

                                                                              3
PISMO LIMITED
Consolidated balance sheet
at 31 March 1998


                                                                                                   31 March
                                                                                    Notes              1998
                                                                                                          L
Fixed assets
Tangible assets                                                                        10           592,947
                                                                                         -------------------

Current assets
Stocks                                                                                 12               600
Debtors                                                                                13           823,603
Cash at bank and in hand                                                                            289,574
                                                                                         -------------------

                                                                                                  1,113,777
Creditors: amounts falling due
 within one year                                                                       14          (954,344)
                                                                                         -------------------

Net current assets                                                                                  159,433
                                                                                         -------------------

Net assets                                                                                          752,380
                                                                                         -------------------
                                                                                         -------------------

Capital and reserves
Called up share capital                                                                16            13,100
Profit and loss account                                                                17           739,280
                                                                                         -------------------

Equity shareholders' funds                                                             18           752,380
                                                                                         -------------------
                                                                                         -------------------




The financial statements were approved by the board of directors on 21 May 1998 and were signed on its behalf by:




Director

PISMO LIMITED
Consolidated cash flow statement
year ended 31 March 1998

                                                                                                 Year ended
                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
Net cash inflow from operating activities                                                         1,281,004

Returns on investment and servicing of finance
Interest received                                                                                    29,935
Interest paid                                                                                        (3,490)
Interest element of finance lease rental payments                                                   (11,942)
                                                                                         -------------------

Net cash outflow from returns on investments and servicing of finance                                14,503

Taxation                                                                                           (537,720)

Capital expenditure
Purchase of tangible fixed assets                                                                  (149,066)
Receipts from sale of tangible fixed assets                                                          18,246
                                                                                         -------------------

Net cash outflow from capital expenditure                                                          (130,820)
Equity dividends paid                                                                            (1,112,000)
                                                                                         -------------------

Cash outflow before financing                                                                      (485,033)

Financing
Capital repayments on finance leases                                                               (417,730)
Issue of share capital                                                                                   48
                                                                                         -------------------

Net cash outflow from financing                                                                    (417,682)
                                                                                         -------------------

Decrease in cash                                                                                   (902,715)
                                                                                         -------------------
                                                                                         -------------------

PISMO LIMITED
Cash flow statement (continued)
year ended 31 March 1998

                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
Operating profit                                                                                    846,426
Depreciation                                                                                        164,101
Profit on disposal of fixed assets                                                                   (1,602)
Increase in stocks                                                                                     (600)
Increase in debtors                                                                                 (30,256)
Increase in creditors                                                                               302,935
                                                                                         -------------------

Net cash inflow from operating activities                                                         1,281,004
                                                                                         -------------------
                                                                                         -------------------




Reconciliation of net cash flow movement to movement in net funds

                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
Decrease in cash in the period                                                                     (902,715)
Net outflow in respect of hire purchase agreements                                                  417,730
                                                                                         -------------------

Change in net funds resulting from cash flows                                                      (484,985)
New hire purchase agreements                                                                       (251,659)
Net funds at beginning of period                                                                  1,026,218
                                                                                         -------------------

Net funds at end of period                                                                          289,574
                                                                                         -------------------
                                                                                         -------------------

PISMO LIMITED
Cash flow statement (continued)
year ended 31 March 1998


Analysis of changes in net funds

                                                                                                         At
                                            At 1 April              Cash        Non- cash          31 March
                                                  1997             flows        movements              1998
                                                     L                 L                L                 L
Cash in hand and at bank                     1,192,289          (902,715)               -            289,574
Hire purchase leases                          (166,071)          417,730         (251,659)                 -
                                     -----------------------------------------------------------------------
                                             1,026,218          (484,985)        (251,659)           289,574
                                     -----------------------------------------------------------------------
                                     -----------------------------------------------------------------------

PISMO LIMITED

Notes to the financial statements
for the year ended 31 March 1998


1    PRINCIPAL ACCOUNTING POLICIES

These non-statutory financial statements have been prepared in accordance with applicable Accounting Standards in the United Kingdom.

BASIS OF ACCOUNTING

The financial statements are prepared in accordance with the historical cost convention.

BASIS OF CONSOLIDATION

The consolidated profit and loss account and balance sheet include the financial statements of the Company and its subsidiary undertakings. Intra-group sales and profits are eliminated fully on consolidation.

TURNOVER

Turnover represents amounts receivable for services provided in the United Kingdom net of trade discounts and value added tax.

TANGIBLE FIXED ASSETS

The cost of tangible fixed assets is their purchase cost together with any incidental costs of acquisition.

Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:


Plant and machinery                                                                                4 years
Fixtures and fittings and equipment                                                                4 years
Motor vehicles                                                                                     4 years
Leasehold improvements                                                                             7 years

WORK IN PROGRESS

Work in progress is valued on the basis of direct costs plus attributable overheads based on normal level of activity. Provision is made for any foreseeable losses where appropriate. No element of profit is included in the valuation of work in progress.

PISMO LIMITED

FINANCE AND OPERATING LEASES

Costs in respect of operating leases are charged on a straight line basis over the lease term. Leasing agreements which transfer to the company substantially all the benefits and risks of ownership of an asset are treated as if the asset had been purchased outright. The assets are included in fixed assets and the capital element of the leasing commitments is shown as obligations under finance leases. The lease rentals are treated as consisting of capital and interest elements. The capital element is applied to reduce the outstanding obligations and the interest element is charged against profit in proportion to the reducing capital element outstanding. Assets held under finance leases are depreciated over the shorter of the lease terms and useful lives of equivalent owned assets.

PENSION COSTS

Contributions to the company's defined contribution pension scheme are charged to the profit and loss account in the year in which they become payable.

DEFERRED TAXATION

Provision is made for deferred taxation, using the liability method, to take account of timing differences between the treatment of certain items for accounts purposes and their treatment for tax purposes. Tax deferred or accelerated is accounted for to the extent that is probable that a liability or asset will crystallise in the foreseeable future.

2    TURNOVER

The turnover and profit before tax are attributable to the one principal activity of the company which arose within the United Kingdom.

                                                                             9
PISMO LIMITED

3    OPERATING PROFIT

                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
Operating profit is stated after charging/(crediting):
Depreciation:
Owned tangible fixed assets                                                                          94,362
Asset held under hire purchase contracts                                                             69,739
Operating lease rentals:
Land and buildings                                                                                   78,828
Profit on disposal of fixed assets                                                                   (1,602)
Auditors remuneration as auditors                                                                     9,635
Reverse premium to end property lease                                                              (300,000)
                                                                                          ------------------
                                                                                          ------------------


Prior to 13 March 1998 the company participated in various commercial arrangements with major customers including J Walter Thompson (JWT) and Bartle Hegarty (BBH). Under these arrangements the company was guaranteed certain sales volumes. During the year net sales to JWT were L1,422,272 and to BBH were L775,086. At 31 March 1998 BBH and JWT were owed L121,070 and
L236,691 by the company respectively.

Additionally, the company rents property from BBH, the annual net rental under this arrangement is L165,000.

4    EMPLOYEES

The average monthly number of persons (including executive directors) employed by the group during the period was 27 (1997: 23).

The aggregate payroll costs in respect of the above persons were:

                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
Wages and salaries                                                                                1,095,549
Social security costs                                                                               114,487
Pension costs                                                                                        32,928
                                                                                         -------------------

                                                                                                  1,242,964
                                                                                         -------------------
                                                                                         -------------------

                                                                             10
PISMO LIMITED

5    DIRECTORS' EMOLUMENTS

                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
Emoluments                                                                                          462,096
Company pension contributions
 to money purchase schemes                                                                           20,472
                                                                                         -------------------
                                                                                                    482,568
                                                                                         -------------------
                                                                                         -------------------

During the year all the directors were members of the pension scheme.

6    INTEREST RECEIVABLE

                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
Bank interest receivable                                                                             29,935
                                                                                         -------------------
                                                                                         -------------------


7        Interest payable

                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
Interest charges on hire purchase                                                                    11,942
Other interest payable                                                                                3,490
                                                                                         -------------------
                                                                                                     15,432
                                                                                         -------------------
                                                                                         -------------------


8    TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
In respect of the year:
Corporation tax based on the results for the year at 31%                                            274,581
Adjustment in respect of previous year:
  Corporation tax                                                                                        20
                                                                                         -------------------
                                                                                                    274,601
                                                                                         -------------------
                                                                                         -------------------

PISMO LIMITED

9        Dividends

                                                                                                       1998
                                                                                                          L
Interim dividend paid on ordinary shares                                                          1,100,000
Final scrip dividend paid on `A' and `B' ordinary shares                                             25,000
                                                                                         -------------------
                                                                                                  1,125,000
                                                                                         -------------------
                                                                                         -------------------


Amounts shown in respect of the final dividend reflect the cash dividend of L250 per share. A scrip dividend alternative to this was offered of 250 new shares and elected for by the holders of the `A' ordinary shares, with the result that only L12,000 of the final dividend was paid in cash.

10   TANGIBLE FIXED ASSETS

                                                              Leasehold/
                                             Plant and      fixtures and            Motor
                                             machinery          fittings         vehicles             Total
                                                     L                 L                L                 L
Cost
At 1 April 1997                                829,155           144,415          174,521         1,148,091
Additions                                      288,186            80,539           32,000           400,725
Disposals                                     (261,580)          (79,240)         (24,873)         (365,693)
                                     -----------------------------------------------------------------------

At 31 March 1998                               855,761           145,714          181,648         1,183,123
                                     -----------------------------------------------------------------------
                                     -----------------------------------------------------------------------

Depreciation
At 1 April 1997                                618,511           104,508           52,105           775,124
Charge for the year                            102,010            20,150           41,941           164,101
Disposals                                     (261,580)          (77,106)         (10,363)         (349,049)
                                     -----------------------------------------------------------------------

At 31 March 1998                               458,941            47,552           83,683           590,176
                                     -----------------------------------------------------------------------
                                     -----------------------------------------------------------------------

Net book value
At 31 March 1998                               396,820            98,162           97,965           592,947
                                     -----------------------------------------------------------------------
                                     -----------------------------------------------------------------------

At 31 March 1997                               210,644            39,907          122,416           372,967
                                     -----------------------------------------------------------------------
                                     -----------------------------------------------------------------------

The net book value of fixed assets includes LNil (1997: L171,195) in respect of assets held under hire purchase agreements.

                                                                             12
PISMO LIMITED

11   SUBSIDIARY UNDERTAKINGS

Pismo Limited has the following subsidiary undertakings:

                                                    Proportion of ordinary
Name of undertaking                                 shares held by company          Principal business
Matelot Productions Limited                                  100%               Television post production

Flitclaim Limited                                            100%                      Non trading

12   STOCK



                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
Work in progress                                                                                        600
                                                                                         -------------------
                                                                                                        600
                                                                                         -------------------
                                                                                         -------------------


13   DEBTORS

                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
Amounts falling due within one year
Trade debtors                                                                                       572,445
Other debtors                                                                                        77,128
ACT recoverable against future taxation                                                               3,419
Prepayments and accrued income                                                                      170,611
                                                                                         -------------------
                                                                                                    823,603
                                                                                         -------------------
                                                                                         -------------------

Other debtors include amounts due from a director of L6,716. The year end balance is the maximum owed to the company in the year.

                                                                             13
PISMO LIMITED

14   CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
Trade creditors                                                                                     502,717
Amounts owed to group undertakings                                                                  221,287
Advanced corporation tax                                                                              3,000
Other taxes and social security                                                                     179,780
Other creditors                                                                                       4,116
Accruals and deferred income                                                                         43,444
                                                                                         -------------------
                                                                                                    954,344
                                                                                         -------------------
                                                                                         -------------------

15   COMMITMENTS UNDER OPERATING LEASES

At 31 March 1998 the group had annual commitments under non-cancellable operating leases as set out below:

                                                                                                   31 March
                                                                                                       1998
                                                                                                   Land and
                                                                                                  buildings
                                                                                                          L
Operating leases which expire:
After more than five years                                                                          313,086
                                                                                         -------------------
                                                                                         -------------------

16   CALLED UP SHARE CAPITAL

                                                                                                       1998
                                                                                                          L
Authorised

`A' ordinary shares of L1 each                                                                       52,000
`B' ordinary shares of L1 each                                                                       48,000
                                                                                         -------------------
                                                                                                    100,000
                                                                                         -------------------
                                                                                         -------------------
Allotted, called up and fully paid
`A' ordinary shares of L1 each                                                                       13,052
`B' ordinary shares of L1 each                                                                           48
                                                                                         -------------------
                                                                                                     13,100
                                                                                         -------------------
                                                                                         -------------------


In June 1997 share options were exercised creating 48 L1 ordinary shares.
On 9 March 1998 the ordinary share capital was re-designated into `A' and `B' ordinary share capital. The 48 ordinary shares originally created in June 1997 under the options were converted into `B' ordinary shares and the remaining 52 ordinary shares were converted into `A' shares.

                                                                             14
PISMO LIMITED

As a result of a scrip dividend in March 1998, 13,000 further `A' ordinary shares of L1 each were issued at par.

VOTING RIGHTS

The allotted `A' ordinary share capital is entitled to 52% of the total voting rights regardless of the number of shares in issue. Each `A' share gets votes equal to 52% divided by the total `A' shares in issue. Similarly, the allotted `B' ordinary share capital is entitled to 48% of the total voting rights. Each `B' share gets votes equal to 48% divided by the total `B' shares in issue.

DIVIDENDS

A dividend can be declared and paid on one class of share alone. However, a second dividend cannot be paid on those shares until a dividend equal to the original dividend is paid on the other shares.

A dividend declared with a scrip alternative does not count as a dividend for the above purposes.

RIGHT TO SURPLUS ASSETS ON WINDING UP

`A' and `B' ordinary share capital rank equally in the event of a winding up, except that any shares issued via a scrip dividend will be repaid after the share capital not issued by scrip dividend. Further surplus assets will then be split in the ratio of 52% to `A' shareholders and 48% to `B' shareholders.

17   RESERVES

                                                                                                 Profit and
                                                                                               loss account
                                                                                                          L
At 1 April 1997                                                                                   1,277,952
Retained loss for the financial year                                                               (538,672)
                                                                                         -------------------
At 31 March 1998                                                                                    739,280
                                                                                         -------------------
                                                                                         -------------------

                                                                             15
PISMO LIMITED

18   RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
Profit for the financial period                                                                     586,328
Dividends                                                                                        (1,125,000)
                                                                                         -------------------

                                                                                                   (538,672)

Issue of share capital:
Options exercised                                                                                        48
Scrip dividend                                                                                       13,000
Opening shareholders' funds                                                                       1,278,004
                                                                                         -------------------
Closing shareholders' funds                                                                         752,380
                                                                                         -------------------
                                                                                         -------------------

19   DEFERRED TAXATION

Deferred taxation for which no provision has been made in the accounts is as follows:

                                                                                                   31 March
                                                                                                       1998
                                                                                                          L
Accelerated capital allowances                                                                        5,582
Other timing differences                                                                             (1,257)
                                                                                         -------------------
                                                                                                      4,325
                                                                                         -------------------
                                                                                         -------------------

20   RELATED PARTY TRANSACTION

The following transactions occurred during the year:

In March 1998 the company was acquired by a subsidiary of Big Flower Holdings Inc. During the year ended 31 March 1998 the company purchased supplies from Production Response Limited, an indirect subsidiary of Big Flower Holdings Inc. of L1,137,649. Debtors include L324,253 and trade creditors includes L219,965 relating to this company.

21   ULTIMATE PARENT COMPANY AND IMMEDIATE PARENT COMPANY

Pismo Limited is a wholly owned subsidiary of Big Flower Digital Services Limited. The ultimate parent company is Big Flower Holdings Inc., a company incorporated in the USA. Copies of the financial statements of Big Flower Holdings Inc. are available from the company's address, 3 East 54th Street, New York, New York, USA 10022.